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                                                                    EXHIBIT 23.1
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                       KUNTZ LESHER SIEGRIST & MARTINI LLP
                       -----------------------------------
                          CERTIFIED PUBLIC ACCOUNTANTS
                             215 S. CENTERVILLE ROAD
                                 P. O. BOX 8408
                               LANCASTER, PA 17604
                                  (717)394-5666
                                FAX (717)394-0693



                       CONSENT OF INDEPENDENT ACCOUNTANTS





        We consent to the inclusion in this registration statement on Form SB-2 of our report dated December 18, 1997, on our audit of the consolidated financial statements of U.S. Plastic Lumber Corp. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts".




                                      /s/ KUNTZ LESHER SIEGRIST & MARTINI LLP
                                      KUNTZ LESHER SIEGRIST & MARTINI LLP
                                      CERTIFIED PUBLIC ACCOUNTANTS



Lancaster, Pennsylvania
February 10, 1998